Exhibit 99.12

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-A

KEY PERFORMANCE FACTORS
May 31, 1998



        Expected B Maturity                                        3/17/03


        Blended Coupon                                              5.8942%



        Excess Protection Level
          3 Month Average  5.47%
          May, 1998  4.84%
          April, 1998  5.81%
          March, 1998  5.77%


        Cash Yield                                  17.95%


        Investor Charge Offs                        5.01%


        Base Rate                                   8.09%


        Over 35 Day Delinquency                     5.17%


        Seller's Interest                           13.80%


        Total Payment Rate                          13.68%


        Total Principal Balance                     $35,599,996,121.04


        Investor Participation Amount               $700,000,000.00


        Seller Participation Amount                 $4,911,601,602.55